SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 2001

                              Snap-on Incorporated
                              --------------------

             (Exact name of registrant as specified in its charter)

     Delaware                          1-7724                    39-0622040
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)



          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (262) 656-5200

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Item 7. Financial Statements and Exhibits
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(c) Exhibits

99 Press Release of Snap-on Incorporated, dated June 18, 2001.


Item 9. Regulation FD Disclosure
--------------------------------

On June 18, 2001, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Lowers Outlook for Second Quarter; Initiates Actions to Address Underperforming Operations and Reduce Costs; Estimates Special Charge for Quarter." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference. The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

                              SNAP-ON INCORPORATED

Date: June 18, 2001                   By:  /s/ D. S. Huml
                                           -----------------------------
                                           D.S. Huml
                                           Principal Financial Officer,
                                           Senior Vice President-Finance,
                                           Chief Financial Officer and
                                           Controller


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